UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

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WESTERN DIGITAL CORPORATION

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2023 Annual Meeting Proxy Supplement Western Digital Fall 2023

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws, including, without limitation, statements relating to: the separation of the HDD and Flash businesses, including the spin-off of the Flash business; the timing and method of the separation and spin-off; the expected financial and operating performance of and future opportunities for each company following the separation and spin-off; the ability of the companies to achieve optimal capital structures following the separation and spin-off; the company’s expected areas of focus and strategy to drive growth and profitability and create stockholder value; updates to our compensation programs; and the effectiveness of our governance practices. These forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond the company’s control and are difficult to predict, including without limitation: the final approval of the separation by the company’s board; availability of financing; execution of definitive documentation; completion of audited financials; receipt of opinions and/or rulings from certain third parties; ability to satisfy necessary closing conditions on a timely basis; ability to successfully separate the two businesses and realize the anticipated benefits of the separation; volatility in global economic conditions; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; impact of business and market conditions; macroeconomic conditions for the NAND and HDD markets; customer and supplier relationships and the potential impacts thereon of the announcement of the potential separation and spin-off; regulatory and contractual restrictions; stock price volatility; the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; our level of debt and other financial obligations; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; international conflict; terrorist activities; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties described in the company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including the company's Annual Report on Form 10-K filed with the SEC on August 22, 2023. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made, and the company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 3 Executive Summary • As a leading developer, manufacturer, and provider of data storage devices and technology solutions, we are focused on enhancing business agility and delivering breakthrough innovations as we navigate challenging market dynamics to address the increasing data storage demands of our customers and to position ourselves for success as business conditions improve • After conducting a thoughtful strategic review, we recently announced that the Board unanimously approved a plan to separate our HDD and Flash businesses, enabling the company to unlock significant value for stockholders by creating two independent, public companies with market-specific, strategic focus • We have a long-standing commitment to stockholder engagement, which provides valuable input for our Board’s decision- making process, and we saw the outcome of our 2022 Say on Pay vote as an opportunity to enhance our existing outreach through a deliberate engagement program to better understand our stockholders’ perspectives and concerns and to inform changes under consideration • As a result of robust engagement leading up to and following the 2022 Annual Meeting, the Compensation and Talent Committee (CTC) approved a set of meaningful changes which we believe further align compensation with stockholder interests and reward long-term value creation in line with our strategic business priorities • Our Board remains committed to strong governance practices and has pursued deliberate, thoughtful refreshment and succession planning over the last several years to reflect a diversity of perspectives and support oversight aligned with the needs of our business

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 4 Conclusion of Strategic Review Our Board’s Detailed, Broad and Comprehensive Strategic Review Culminated in the Decision to Separate our HDD and Flash Businesses, Unlocking Significant Value for our Stockholders • Creates two best-in-class data storage leaders Two Leading – HDD, a global innovator in a long-term growth data storage market with an ability to generate consistent cash flow Publicly Traded Businesses – Flash, a leading pure-play NAND company, supported by a highly successful, long-standing joint venture • Streamlined management focus for long-term growth and profitability as two standalone pure-play data storage companies HDD and Flash • Empowers each company to pursue business strategies and investment objectives tailored for specific needs Dynamics to Drive Value • Focuses capital allocation strategies to improve efficiency and shareholder visibility into use of future cash flows for each business • Allows each company to better align capital structures and shareholder return policies with individual investor profiles Aligns Investor Objectives • Creates opportunity to expand and attract a new investor base The Transaction is targeted for the second half of calendar year 2024, subject to principal closing and certain other conditions. The Board remains open to considering any alternatives that deliver superior value to the proposed separation should they become available For further details, please refer to the relevant investor presentation on the Investor Relations page of our website.

5 WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Extensive Stockholder Engagement Efforts

In Response to the Say on Pay Vote at our 2022 Annual Meeting, We Pursued a Deliberate Engagement Program to Understand Stockholder Perspectives and Concerns to Inform Board Decision-Making

Leading up to the 2022 Annual Meeting, we engaged and understood stockholder concerns driving negative Say on Pay votes, informing the CTC's deliberations and decision-making process

After the 2022 Annual Meeting, the CTC initiated a broad-based stockholder engagement effort with a significant number of our stockholders, previewing responsive changes under consideration for our executive compensation program and soliciting additional input

Following extensive engagement, the CTC further considered stockholder feedback and perspectives and finalized changes to our executive compensation program in alignment with stockholder interests and to address primary drivers of opposition in 2022

Scope of Stockholder Engagement Leading up to & Following the 2022 Annual Meeting

Contacted	Engaged	CTC Chair-Led Discussions
~72%	~45%	~35%
of our outstanding common stock	of our outstanding common stock	of our outstanding common stock

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 6 Responsive Actions Aligned with Feedback Following Extensive Stockholder Engagement, our CTC Implemented Responsive Changes to Better Align our Compensation with Stockholder Interests While Continuing to Support Strategic Business Priorities • Consistent feedback against the amendment to our CEO’s ü Committed to not modify outstanding PSUs going forward absent sign-on PSU award to eliminate the performance metric extraordinary circumstances (predominant driver of votes against Say on Pay at 2022 Annual Meeting) ü Reaffirmed the CTC’s practice to motivate and retain our named executive officers through the annual compensation program as opposed to one- • Asked about the use of time-based retention awards time time-based awards; did not grant retention awards in 2023 ü Established a three-year relative total stockholder return (TSR) • Desire for a long-term performance measure to accompany modifier that modifies the PSU payout +/- 10% based on our market annual PSU performance targets performance relative to companies in the S&P 500 Technology Index • Disliked the upside incentive in the fiscal 2023-2025 PSUs ü Removed the upside incentive from the fiscal 2024-2026 PSUs tied to our stock price compound annual growth rate (“CAGR”) • Discussed appropriate STI metrics; questioned alignment of ü Eliminated the exabytes shipped metrics for fiscal 2024; added cash exabytes shipped metrics to strategy conversion cycle and emissions metrics • Concerns regarding the individual performance component ü Replaced the individual performance component with an individual payouts in fiscal 2022 that exceeded STI corporate performance modifier capped at 100% if our profit metric is below the performance minimum performance target for fiscal 2024 STI Design LTI Design One-Time Actions

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© 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Evolution of Executive Compensation Design

Our Program Continues to Evolve, Guided by our Pay for Performance Philosophy, to Align Performance with Strategic Priorities and Remain Responsive to Stockholder Feedback

Pay Element	Fiscal 2023	Fiscal 2024
Short-Term Incentives	One-year measurement of: • Non-GAAP Operating Income (50%) • Flash Exabytes Shipped (12.5%) • HDD Exabytes Shipped (12.5%) • Individual Performance Component (25%) – Includes ESG category, with goals related to emissions reduction and DE&I	One-year measurement of: • Non-GAAP Operating Income **(45%)** • **Cash Conversion Cycle (45%)** • **Emissions (10%)** • Individual Performance **Modifier (+/-25%)** – **Cap on payout if profit is below minimum performance target** – Includes ESG category
Long-Term Incentives	**PSU / RSU Mix:** • CEO: 60% PSUs / 40% RSUs • Other NEOs: 50% PSUs / 50% RSUs **PSU Metrics:** Annual performance periods with final payout based on three-year average achievement Metrics: • Revenue (50%) • Non-GAAP EPS (50%) • Upside incentive of 10%-50% based on three-year stock price CAGR; no upside incentive if the metric is zero **RSU Vesting:** Pro-rata vesting over four years	**PSU / RSU Mix:** • CEO: 60% PSUs / 40% RSUs • Other NEOs: 50% PSUs / 50% RSUs **PSU Metrics:** Annual performance periods with final payout based on three-year average achievement Metrics: • Revenue (50%) • Non-GAAP EPS (50%) • **Three-year relative TSR modifier weighted at +/-10%** – **Modifier capped at 0% if absolute TSR is negative** **RSU Vesting:** Pro-rata vesting over four years

***Bolded text** reflects new/modified program element since prior year*

Pay for Performance Alignment

- We are committed to "at-risk," variable incentive compensation ***(CEO pay is 93% at-risk)***
- Awards are tied to the achievement of pre-established performance goals which reward superior individual, corporate and market-based performance

Pay for Performance Impact on Fiscal 2023 Compensation

- In light of difficult market conditions, we did not achieve threshold performance level for STI targets, resulting in no STI plan payout (0%) for all executives
- Similarly, fiscal 2021– 2023 PSUs paid out significantly below target

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© 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Diverse and Well-Balanced Board Nominees

Our Nominees' Breadth of Experience and Mix of Qualifications, Attributes, and Skills Strengthen the Board's Independent Leadership and Effective Oversight of Management



Kimberly Alexy
Audit Committee Chair
Director since 2018
Principal, Alexy Capital Management



Dr. Thomas Caulfield
Director since 2021
CEO, GlobalFoundries Inc.



Martin Cole
Comp. & Talent Committee Chair
Director since 2014
Former Chief Executive, Accenture plc's Technology Group



Tunç Doluca
Director since 2018
Former President & CEO, Maxim Integrated



David Goeckeler
CEO of Western Digital & Executive Committee Chair
Director since 2020



Matthew Massengill
Independent Board Chair
Director since 2000
Former President & CEO, Western Digital



Reed Rayman
Director since 2023
Partner, Apollo Global Management



Stephanie Streeter
Lead Independent Director & Governance Committee Chair
Director since 2018
Former CEO, Libbey Inc.



Miyuki Suzuki
Director since 2021
Former President - Asia Pacific, Japan and China, Cisco Systems, Inc.

Board Nominee Highlights

Independence


89%
Independent

8 Independent
1 Non-Independent

Diversity


33%
Diverse

3 Women
1 Racially/Ethnically Diverse
6 Men

Age


60 Years
Average

2 < 60 years
5 60-65 years
2 > 65 years

Tenure


< 5 Years
Median

6 < 5 years
2 5-10 years
1 > 10 years

Board Refreshment Process

- Our Board regularly evaluates its composition and has **undergone significant refreshment over the past five years to add five new independent directors** who help add and maintain skills critical to overseeing our business as our strategy and oversight priorities evolve
- As part of the refreshment process, the Board ensures that its members bring **diverse skills, expertise, tenure, age, and backgrounds** including gender, race and ethnicity
- Our Corporate Governance Guidelines **require the Governance Committee to include, and instruct any search firm it engages to include, women and members of underrepresented communities** in the pool from which it selects director nominees

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 9 Strong Governance Practices We Are Committed to Maintaining the Highest Standards of Corporate Governance to Facilitate Effective Oversight Our strong corporate governance practices help promote the long-term interests of our stockholders ü Robust year-round Board-led stockholder engagement program that informs ü Director retirement policy upon reaching age 72 Board decisions ü Independent Board leadership, including an independent Chair separate from ü Succession planning for directors, our CEO and other key officers CEO and a Lead Independent Director with clearly defined responsibilities ü Eight of nine director nominees are independent ü Annual Board and committee self-evaluations ü Of the last seven independent directors to join our Board, more than half were ü Annual individual assessments of directors women ü Women serve in key Board leadership positions as our Lead Independent ü Anti-hedging, anti-pledging and clawback policies Director and Chairs of the Audit Committee and Governance Committee ü All directors are elected annually by a simple majority of votes castü All current non-employee directors comply with our stock ownership guidelines ü Overboarding policy for additional public company directorships by directors, ü All executive officers achieved stock ownership requirements pursuant to our including a lower threshold for our CEO guidelines

WESTERN DIGITAL CONFIDENTIAL © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED 10 2023 Annual Meeting Western Digital Values Your Support on our 2023 Ballot Items A vote FOR the election of nine director nominees named in the proxy statement A vote FOR the approval on an advisory basis of the named executive officer compensation A vote for ONE YEAR on the frequency of future advisory votes on named executive officer compensation A vote FOR the approval of the amendment and restatement of our 2021 Long-Term Incentive Plan to increase by 2.35 million the number of shares of our common stock available for issuance under that plan A vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2024